Exhibit 10.32

Loan Agreement

Party A: Consumer Capital Group Inc

Party B: Caesar Capital Management Ltd

In order to help party B properly make payments for the Company’s audit fee, legal professional fees, public relations services fee, transfer agent fee, and other related costs required to properly maintain Company’s filing under "1934 Securities Exchange Act", the Party A to Party B to reached an agreement after negotiation as follows:

1.	Purpose of loan: For the payment to Anton & Chia, LLP for June 30, 2012 financial reporting quarterly review fees.

2.	Amount of loan: $10,400.00

3.	Loan starting date: July 9, 2012

4.	Loan due date: July 8, 2013

5.	Interest rate of loan: 6%/year

6.	Type of loan: Unsecured loan

7.	Restrictive clause: As if Party A fails the repay loan in time, pay a surcharge of 5%

8.	Each of the parties should behave in good faith with the above. In case of any disputes, both parties agree to resolve by the Hong Kong Arbitration Commission.

9.	This Loan Agreement comes effective when Party B obtained payment document, and when it is signed by the representatives of the each party.

Party A: Consumer Capital Group Inc

Signature:

Party B: Caesar Capital Management Ltd

Signature: